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                                  EXHIBIT 10.3


                  FORM OF NON-STATUTORY STOCK OPTION AGREEMENT



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                                    FORM OF
                             PULASKI FINANCIAL CORP.
                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT

THIS NON-STATUTORY STOCK OPTION IS BEING GRANTED PURSUANT TO ANY FORMAL STOCK OPTION PLAN MAINTAINED BY PULASKI FINANCIAL CORP.

NAME OF OPTIONEE:                   ____________________

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD:        ________ shares of Pulaski Financial Corp.
                                    common stock ("Common Stock")

DATE OF GRANT:                      ____________________

EXERCISE PRICE:                     ____________________

TERM OF OPTION:                     The term of this Non-Statutory Stock Option
                                    shall be 10 years commencing on the Date of Grant.

VESTING SCHEDULE:                   Subject to the limitations of this Award
                                    Agreement, this Non-Statutory Stock Option
                                    Award shall vest or become exercisable in installments according to the following schedule:

                                    Installment            Vesting  Date
                                    ---------              -------------

                                    ---------              -------------
                                    ---------              -------------
                                    ---------              -------------
                                    ---------              -------------
                                    ---------              -------------


                                    Except as provided below, an installment shall not become exercisable on the otherwise applicable vesting date if the Optionee terminates employment or service prior to such vesting date.

ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                  In the event of a Change in Control (as
                                    defined in the Company's 2000 Stock-Based
                                    Incentive Plan) all Non-Statutory Stock
                                    Options granted as of the date of the Change in Control will immediately become exercisable and remain exercisable until the expiration of the term of the Non-Statutory
                                    Stock Option, regardless of termination of employment.

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PAYMENT OF EXERCISE PRICE:          The Exercise Price may be paid in cash or
                                    Common Stock having a Fair Market Value on the exercise date equal to the total Exercise Price, or any combination of cash or Common Stock, as well as a cashless exercise with a qualifying broker-dealer.

EFFECT OF TERMINATION OF
EMPLOYMENT OR SERVICE
BECAUSE OF:

         (A)  DEATH OR DISABILITY:  In the event the Optionee terminates employment due to death or Disability, the entire unvested portion of this Non-Statutory Stock Option Award will immediately become exercisable and the unexercised portion of the Non-Statutory Stock Option Award will remain exercisable for a period of two (2) years following termination of employment or, if sooner, until the expiration of the term of the Option.

         (B)  CAUSE:                In the event the Optionee is terminated for
                                    Cause (as defined in the Company's 2000
                                    Stock-Based Incentive Plan), all rights
                                    under this Non-Statutory Stock Option Award will expire immediately as of the effective date of such termination for Cause.

         (C)  RETIREMENT:           Upon Retirement (as defined in the Company's
                                    2000 Stock-Based Incentive Plan), all vested
                                    Options will remain exercisable for a period of one (1) year following the Optionee's
                                    Retirement (as defined in the Company's 200
                                    Stock-Based Incentive Plan) date, or, if sooner, until the expiration of the term of the Option.

         (D)  OTHER REASONS:        Options are exercisable only as to those
                                    shares that are immediately exercisable by the Optionee on the date of termination and only for a period of three (3) months following termination of employment, or, if sooner, until the expiration of the term of the option.

VOTING: The Optionee has no rights as a shareholder with respect to any shares of Common Stock covered by this Non-Statutory Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Non-Statutory Stock Option Award following exercise of all or some part of the Option.

DISTRIBUTION:                       Shares of Common Stock subject to this
                                    Non-Statutory Stock Option Award will be
                                    distributed as soon as practicable following
                                    exercise.
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DESIGNATION OF BENEFICIARY:         A beneficiary may be designated in writing
                                    to receive, in the event of death, any award the Optionee is entitled to under this Non-Statutory Stock Option Award.

NON-TRANSFERABILITY:                You may not transfer, assign or otherwise
                                    dispose of any part of your Option, other than by will or the laws of intestate succession. You may, however, petition the Company to permit a transfer or assignment of the Option, if such transfer or assignment is, in the Company's sole discretion, for valid estate planning purposes and permitted under the Internal
                                    Revenue Code of 1986, as amended, and the Securities Exchange Act of 1934, as amended.

TAX WITHHOLDING:                    If you are an employee of the Company or
                                    Pulaski Bank, the Company may require that you pay, in addition to the Exercise Price, any federal, state, local or other taxes required to be withheld in connection with an exercise of your Option. The Company may allow you to satisfy this tax withholding liability by authorizing the Company, upon exercise of your Option, to retain shares of Company Common Stock having a Fair Market
                                    Value equal to the required tax withholding amount.

MODIFICATION AND WAIVER:            The Board of Directors may amend or modify
                                    this Non-Statutory Stock Option Award from time to time, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment or modification will adversely affect the rights of the Optionee under this award without his written consent.

         The Optionee hereby acknowledges that all decisions, determinations and interpretations of the Board of Directors in regards to this Non-Statutory Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, PULASKI FINANCIAL CORP. has caused this Non-Statutory Stock Option Award Agreement to be executed, and the Optionee has hereunto set his hand, as of the ____ day of ___________, 200_.


                                        PULASKI FINANCIAL CORP.


                                        By:
                                           -------------------------------------
                                           For the Entire Board of Directors

                                        OPTIONEE

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